UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 25, 2009

ORIENT-EXPRESS HOTELS LTD.

(Exact name of registrant as specified in its charter)

Bermuda

(State or other jurisdiction of
incorporation)

001-16017	98-0223493
(Commission File Number)	(I.R.S. Employer Identification No.)

22 VICTORIA STREET

HAMILTON HM 12, BERMUDA

(Address of principal executive offices) Zip Code

441-295-2244

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended simultaneously to satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act.

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 2.02.	Results of Operations and Financial Condition

On February 25, 2009, the registrant announced its consolidated earnings for the fiscal year ended December 31, 2008.  The news release is attached as an Exhibit to this Current Report and incorporated herein by reference.  The information in this Current Report is being furnished to the Commission.

ITEM 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99	News release dated February 25, 2009 regarding calendar 2008 consolidated earnings, being furnished to the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ORIENT-EXPRESS HOTELS LTD.

By:	/s/ Edwin S. Hetherington
Name: Edwin S. Hetherington
Title: Vice President, General Counsel and Secretary

Date: February 26, 2009

EXHIBIT INDEX

Exhibit
Number	Description

99	News Release dated February 25, 2009, being furnished to the Commission.